Filed pursuant to Rule 497(e)
File Nos. 033-12213; 811-05037

Boston Common ESG Impact U.S. Equity Fund BCAMX Boston Common ESG Impact U.S. Value Fund BCVIX (not available for purchase)

(the “Funds”)
each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated October 4, 2024 to the
Statutory Prospectus
dated January 31, 2024

Effective August 31, 2024, Kim Ryan and Margien Tolson will serve as portfolio managers of the Boston Common ESG Impact U.S. Equity Fund (“U.S. Equity Fund”). Corné Biemans will no longer serve as a portfolio manager of the U.S. Equity Fund. Geeta B. Aiyer, CFA, Praveen Abichandani, CFA, and Steven Heim will continue to serve as portfolio managers of the U.S. Equity Fund.

Also effective August 31, 2024, Kim Ryan will serve as portfolio manager of the Boston Common ESG Impact U.S. Value Fund (“U.S. Value Fund”). Corné Biemans will no longer serve as a portfolio manager of the U.S. Value Fund. Geeta B. Aiyer, CFA and Praveen Abichandani, CFA will continue to serve as portfolio managers of the U.S. Value Fund.

1.The section titled “Summary Section - Boston Common ESG Impact U.S. Equity Fund - Portfolio Managers on page 19 of the prospectus is deleted and replaced with the following:

Name	Title	Managed the Fund Since
Geeta B. Aiyer, CFA	Chief ESG Strategist	Inception (2012)
Praveen Abichandani, CFA	Co-CIO-U.S. Strategies	Inception (2012)
Steven Heim	Director, ESG Research	Inception (2012)
Kim Ryan	Portfolio Manager	August 2024
Margien Tolson	Portfolio Manager	August 2024

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2.    The section titled “Summary Section - Boston Common ESG Impact U.S. Value Fund - Portfolio
Managers on page 34 of the prospectus is deleted and replaced with the following:

Name	Title	Managed the Fund Since
Geeta B. Aiyer, CFA	Portfolio Manager	Inception
Praveen Abichandani, CFA	Portfolio Manager	Inception
Kim Ryan	Portfolio Manager	Inception

3.     The following information is added to the section titled “Management - Portfolio Managers” beginning on page 52 of the prospectus:

Kim Ryan
Portfolio Manager
Kim joined Boston Common in 2023. Kim is a portfolio manager with research responsibilities within the global consumer staples and communication services sectors. She has over 20 years of experience as an analyst and portfolio manager. Before joining Boston Common in 2023, she was a senior portfolio manager with Wells Fargo’s Social Impact Investing team from 2016 to 2023, where she co-managed multiple US large-cap ESG strategies that incorporated client values. She developed and co-managed a sustainable US REIT strategy that beat its benchmark over one–, three–and five-year periods. Kim oversaw portfolio construction, worked directly with the team’s analysts, and communicated with clients and prospects. Before that, she was in a similar role as a partner with Nelson Capital Management, a wholly-owned subsidiary of Wells Fargo Private Bank, where she co-managed several predecessor strategies to Social Impact Investing. Kim began her career as an investment banking analyst with Alex. Brown’s Media and Telecommunications group. She also managed multi-asset class portfolios for Wells Fargo Private Bank for several years.

Margien Tolson
Portfolio Manager
Margien has been with Boston Common since 2007. Margien has over 30 years of experience in equity research, portfolio management, and client relationship management. Her background in equity research spans several sectors: from consumer to energy to her current coverage focus on REITs & Real Estate and Diversified Financials. As part of the Boston Common investment team since 2007, she leads Fixed Income implementation and is a member of the Asset Allocation team. Previously, she worked at Stanford Investment Group, and for Trainer Wortham, a division of First Republic Bank, as a portfolio manager. Margien served first as Director of Research and then as Chief Investment Officer at Nelson Capital Management and worked at RCM Capital Management in both portfolio management and research positions.

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Please retain this supplement with your Statutory Prospectus.

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Boston Common ESG Impact U.S. Equity Fund BCAMX Boston Common ESG Impact U.S. Value Fund BCVIX (Not available for purchase)

(the “Funds”)
each a series of Professionally Managed Portfolios (the “Trust”)

Supplement dated October 4, 2024 to the
Statement of Additional Information (“SAI”) dated January 31, 2024

Effective August 31, 2024, Kim Ryan and Margien Tolson will serve as portfolio managers of the Boston Common ESG Impact U.S. Equity Fund (“U.S. Equity Fund”). Corné Biemans will no longer serve as a portfolio manager of the U.S. Equity Fund. Geeta B. Aiyer, CFA, Praveen Abichandani, CFA, and Steven Heim will continue to serve as portfolio managers of the U.S. Equity Fund.

Also effective August 31, 2024, Kim Ryan will serve as portfolio manager of the Boston Common ESG Impact U.S. Value Fund (“U.S. Value Fund”). Corné Biemans will no longer serve as a portfolio manager of the U.S. Value Fund. Geeta B. Aiyer, CFA and Praveen Abichandani, CFA will continue to serve as portfolio managers of the U.S. Value Fund.

1.The following information is added to the table in the section titled “Portfolio Managers” on page 28 of the SAI:

The following provides information regarding other accounts managed by the investment team as of August 31, 2024. Asset amounts are approximate and have been rounded.

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Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Kim Ryan
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$173,922,680	0	$0
Other Accounts	294	$1,053,900,658	0	$0
Margien Tolson
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	193	$668,342,112	0	$0

2. The following information is added to the table in the section titled “Portfolio Managers’ Ownership Interest in the Funds” on page 30 of the SAI.

The following indicates the dollar range of beneficial ownership of the Funds’ shares by the portfolio managers as of August 31, 2024 using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000:

Name of Portfolio Manager	Dollar Range of Equity Securities in the International Fund Beneficially Owned	Dollar Range of Equity Securities in the U.S. Equity Fund Beneficially Owned	Dollar Range of Equity Securities in the Emerging Markets Fund Beneficially Owned	Dollar Range of Equity Securities in the U.S. Value Fund Beneficially Owned
Kim Ryan	$1-$10,000	None	$1-$10,000	None
Margien Tolson	$100,001-$500,000	$100,001-$500,000	None	None

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Please retain this supplement with your SAI.

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